UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2013

Date of reporting period: March 31, 2013

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2013, Causeway International Opportunities Fund’s Institutional Class returned 8.6% and the Investor Class returned 8.4%, compared to 9.4% for the MSCI All Country World Index ex-US (“ACWI ex-US”). Since the Fund’s inception on December 31, 2009, the Fund’s average annual total returns are 7.7% for the Institutional Class and 7.4% for the Investor Class, compared to 5.0% for ACWI ex-US.

Performance Review

Causeway International Opportunities Fund (the “Fund”) is a fund of funds that allocates substantially all of its assets in Causeway International Value Fund (the “International Fund”) and Causeway Emerging Markets Fund (the “EM Fund”). References to holdings and industries are based on the holdings of the underlying funds in proportion to the Fund’s allocation.

Persistent monetary support drove developed equity markets higher during the six month period ended March 31, 2013. Bank of Japan (BoJ) Governor Kuroda pledged to do “whatever it takes” to pull the economy out of deflation in his first Diet testimony, echoing the July 2012 statements of European Central Bank (ECB) President Mario Draghi before he unveiled the Outright Monetary Transactions (OMT) policy. The OMT has been such a powerful tool that the ECB achieved a huge easing in domestic financial conditions without having to buy any bonds. It is important to keep in mind that the OMT is not an unconditional program. Rather, it relies on peripheral countries willing and able to meet the requirements that the ECB imposes in exchange for its support. The BoJ, under the new administration, is attempting to create inflationary expectations to stimulate demand-led growth. Such an experiment is unproven and fraught with challenges, especially given the staggeringly high level of Japanese government debt. Japan’s gross debt is approximately 210% of gross domestic product and rising. Due to several stock-specific detractors and an underweight to the rising Japanese market, the International Fund underperformed the MSCI EAFE Index during the period. The best performing developed equity markets this period included Greece, Switzerland, and Japan. The biggest laggards included Italy (the only developed equity market in negative territory), Norway, and Israel. The best performing sectors in the MSCI EAFE Index were consumer discretionary, financials, and information technology. The worst performing sector was energy (the only sector in negative territory), followed by utilities, and telecommunication services.

For emerging markets, the six-month period was a tale of two halves, with markets buoyant in the final quarter of 2012, then tepid in the first quarter of 2013. The EM Fund outperformed the MSCI Emerging Markets Index (the “EM Index”) in both investment climates. During the fourth quarter of 2012, markets extended their rallies from mid-year lows. Every region was in positive territory, with many countries delivering double digit returns. Investors preferred companies with higher financial leverage, volatility, and cyclicality. Yet in the first quarter of 2013, sentiment soured. Concerns about slowing growth in China and sluggish demand from the world’s developed economies weighed on the asset class, and emerging markets had their weakest quarter relative to developed since the market crash of

2	Causeway International Opportunities Fund

late-2008. Cautious investors preferred companies exhibiting lower financial leverage and volatility, as well as stable earnings and resilience to economic cycles. Over the six-month period, the Far East and Latin America were the top-performing regions, led by the Philippines, Thailand, Indonesia, and Mexico. With the exception of Turkey, countries in eastern Europe were weak, reflecting their sensitivity to flagging economic activity in western Europe. The financials sector, driven by strong performing Asian and Latin American banks, was the top performer, followed by the consumer staples sector. The materials and energy sectors, which comprise nearly 25% of the EM Index, were the biggest drags on broad market performance.

The Fund’s underperformance versus ACWI ex-US stemmed from weak stock selection in the capital goods, insurance, and food beverage & tobacco industry groups. Strong stock selection in the materials, pharmaceuticals & biotechnology, and telecommunication services industry groups partially offset underperformance. From a regional perspective, the Pacific Rim was the most notable source of underperformance. Underweights to Japan and Australia, as well as weak stock selection in Japan were notable detractors. This was partially offset by strong stock selection in emerging Asia and the euro zone. The largest individual detractors from absolute performance over the period included plant construction engineering company, JGC (Japan), infrastructure engineer & construction company, Balfour Beatty (United Kingdom), mail and parcel delivery provider, PostNL (Netherlands), energy services firm, Petrofac (United Kingdom), and oil & gas exploration & production company, BG Group (United Kingdom). The top individual contributors to absolute performance included automobile manufacturer, Toyota Motor (Japan), media & publishing company, Reed Elsevier (Netherlands), flavors & fragrances ingredients provider, Givaudan (Switzerland), and two pharmaceutical firms, Novartis (Switzerland) and Sanofi-Aventis (France).

Equity Allocation Model Update

The portfolio managers use a proprietary quantitative equity allocation model to help dynamically adjust the Fund’s allocations in the International Fund and the EM Fund. In constructing the model, we identified five primary factor categories as most indicative of the ideal allocation target: valuation, financial strength, macroeconomic, earnings growth, and risk aversion.

As of March 31, 2013, the Fund invested 78% of its net assets in the International Fund and 22% in the EM Fund. These weightings are materially unchanged since the beginning of the Fund’s fiscal year, October 1, 2012. The weight of the EM Fund in the Fund is approximately 1% less than the emerging markets weight in ACWI ex-US. The Fund’s allocation to the EM Fund has been underweight the emerging markets weight in ACWI ex-US since March 2012. Because emerging markets have underperformed developed markets, this underweight allocation has had a modest positive contribution to relative performance.

Causeway International Opportunities Fund	3

Currently, four of our five factor categories favor a higher allocation to developed markets than ACWI ex-US. Our financial strength metrics, which include such measures as interest coverage and return on equity, are negative for emerging markets. Our macroeconomic factor, which measures the slope of the global yield curve, implies better growth prospects and monetary conditions for developed markets, relative to history. Our earnings growth factor indicates that the near-term earnings revisions profile of developed markets is superior to that of emerging markets. Our risk aversion factor, which assesses the emerging markets bond yield spread over U.S. Treasuries, the CBOE Volatility Index (VIX), and the CBOE EM Volatility Index (VXEEM), indicates complacency—a negative signal for emerging markets. Our valuation factor is currently neutral, indicating that the emerging markets’ asset class is fairly valued when compared to the developed markets’ asset class.

Significant Portfolio Changes

Several new positions were initiated in the International Fund during the period. Some of the significant new holdings include two integrated energy producers, Royal Dutch Shell (United Kingdom) and Imperial Oil (Canada), and industrial conglomerate & electronics manufacturer, Hitachi (Japan). In addition, we added to several existing positions as their risk-adjusted upside ranked more competitively. Notable increased exposures to existing positions included two financial firms, UBS (Switzerland) and BNP Paribas (France) as well as two mobile telecommunication services providers, Vodafone (United Kingdom) and KDDI (Japan). For the International Fund, reductions in specific holdings typically occur because the risk-adjusted expected return no longer ranks competitively relative to other investment candidates. The most significant sales during the period included natural gas power utility, Enagas (Spain), automobile manufacturer, Honda Motor (Japan), and robotics and automation equipment manufacturer, Fanuc (Japan).

The EM Fund’s active exposure to several industries and countries changed during the period as a result of our quantitative security selection process. We increased active weightings (i.e., compared to EM Index weightings) to the information technology and energy sectors, and reduced active exposure to the telecommunication services and financials sectors. The largest changes in the Fund’s active country weightings were increased exposure to India and Turkey. Although the EM Fund remains underweight China, we narrowed our underweight relative to the EM Index. We decreased the EM Fund’s exposure to Malaysia and South Africa and it held below-benchmark weight exposures as of the close of the period.

Investment Outlook

Our risk-adjusted ranking of the most attractive International Fund candidates indicates a more muted return for developed markets equities in 2013 versus 2012. In addition to scouring industries for laggards with restructuring potential, we are working to position the International Fund for any pullback in markets. Our proprietary risk model generates a forecast of the prospective risk, defined as beta (or sensitivity to the benchmark index), of the Fund’s portfolio. We have reduced this prospective beta

4	Causeway International Opportunities Fund

modestly and can take portfolio prospective beta even lower if this rally leads investors to indiscriminately buy stocks without adequate valuation support.

The current surge in Japanese equities is a consequence of the yen’s decline and the anticipation of aggressive monetary policy from the BoJ. In our opinion, for Japanese equities to sustain their momentum, the country needs deep-seated structural reform, including fiscal and tax reforms, liberalization of trade and labor markets, and de-regulation. Absent meaningful reform that leads to sustainably higher returns on employed capital, today’s Japanese equity market rally may prove to be a warm weekend in a long winter, and again disappoint investors. The International Fund remains committed to investing in stocks globally based on valuation and the fundamental underpinnings of companies’ operating profitability. To the extent that we can convince ourselves that management of Japanese companies will improve meaningfully, causing higher returns on capital to accrue to minority shareholders, we will willingly participate. Absent that reform, we will not take the risk of investing in a momentum-led rally that appears unsustainable over the long-term. Instead, we are finding some of the most compelling risk-adjusted opportunities in sectors which have lagged the substantial recovery of global equity markets since bottoming in March 2009. Three sectors where the International Fund remains meaningfully overweight compared to the benchmark include materials, energy, and industrials. We believe that the International Fund’s long-term investment horizon and focus on valuation should continue to reward the patient investor.

Holdings down the market capitalization spectrum continue to feature prominently in the EM Fund. Because small cap stocks tend be inefficiently priced, many of these stocks in our investable universe receive high scores. Our small cap exposure is well diversified. Approximately 40 of our emerging markets holdings have market capitalizations of $2 billion or less, in 16 industry groups and 10 countries. As long as these pricing inefficiencies continue, we expect our process to continue to find smaller companies across the emerging markets landscape, and continue to give the EM Fund’s shareholders great breadth of exposure to the emerging markets landscape.

Much of the influx of capital into emerging markets has been deployed into top-down macroeconomic strategies. These inflows have led to sweeping sector and country-level rotations and indiscriminate segment-level buying. Under these conditions, our ability to combine bottom-up stock selection with top-down allocation decisions is paramount, because it allows us the ability to uncover stocks with attractive valuations and promising growth opportunities overlooked by many investors. We believe that the EM Fund’s multi-factor investment approach to emerging markets continues to give shareholders comprehensive access to growth and value opportunities across regions and industries, delivering sustainable competitive returns versus the EM Index over the long term.

Additional Portfolio Managers

Effective April 1, 2013, we promoted Foster Corwith and Alessandro Valentini to portfolio manager for the Fund and the investment adviser’s international and global value equity clients. Mr. Corwith is a

Causeway International Opportunities Fund	5

director of the investment adviser and is responsible for research in the global industrials and consumer sectors. Mr. Corwith joined the firm in July 2006. During the summer of 2005, Mr. Corwith was a research associate at Deutsche Asset Management, where he was responsible for researching consumer staples companies. From 2003 to 2004, Mr. Corwith was a project manager in the Corporate Services group of The Bank of New York, where he oversaw the integration of trading platforms for 200 broker-dealer clients acquired during the firm’s merger with Mellon Financial. From 2001- 2003, Mr. Corwith was an analyst in Credit Suisse First Boston’s prime brokerage unit, where he worked as a liaison between the group’s security lending, technology, and account management groups. From 2000-2001, Mr. Corwith was a management trainee at Donaldson Lufkin & Jenrette, working with the equity research team. Mr. Corwith has an MBA from the University of Chicago, a BA, cum laude, from Tufts University, and is a CFA charterholder.

Alessandro Valentini is a director of the investment adviser and is responsible for research in the in the global health care and financials sectors. Mr. Valentini joined the firm in July 2006. During the summer of 2005, Mr. Valentini worked as a research analyst at Thornburg Investment Management, where he conducted fundamental research for the International Value Fund and the Value Fund, focusing on the European telecommunication and Canadian oil sectors. From 2000 to 2004, Mr. Valentini worked as a financial analyst at Goldman Sachs in the European Equities Research-Sales division in New York. Mr. Valentini has an MBA from Columbia Business School, with honors, an MA in Economics from Georgetown University and a BS, magna cum laude, from Georgetown University. Mr. Valentini was inducted into the Beta Gamma Sigma honors society, is a Phi Beta Kappa member, and is a CFA charterholder.

We thank you for your continued confidence in Causeway International Opportunities Fund, and look forward to serving you in the future.

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle	Jonathan P. Eng
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Kevin Durkin	Conor Muldoon	Foster Corwith
Portfolio Manager	Portfolio Manager	Portfolio Manager

6	Causeway International Opportunities Fund

Alessandro Valentini	Arjun Jayaraman	MacDuff Kuhnert
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice regarding any stock. These views and the portfolio holdings are subject to change. There is no guarantee that any forecasts made will come to pass.

As of 3/31/13, the average annual total returns for the Institutional Class were 9.07% (one year) and 7.65% (since inception), and for the Investor Class were 8.78% (one year) and 7.37% (since inception). Inception was 12/31/09.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be lower than the performance quoted. Returns greater than one year are average annual total returns. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. All information is as of the date shown. Investment performance reflects contractual fee waivers and reimbursements in effect. In the absence of such fee waivers and reimbursements total return would be reduced. Contractual fee waivers and reimbursements are in effect until 1/31/14. The expense ratios, as disclosed in the Fund’s prospectus dated January 28, 2013, for Investor Class shares are 2.68% and 1.43% after fee waivers and reimbursements. The expense ratios, as disclosed in the Fund’s prospectus dated January 28, 2013, for Institutional Class shares are 2.46% and 1.18% after fee waivers and reimbursements.

The Fund offers two classes of shares. Investor Class shares charge a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares charge no shareholder service fee. For more information, please see the prospectus.

There is no guarantee that the Causeway Funds will meet their stated objectives. The Funds are available to U.S. investors only. There is a 2% redemption fee on shares held less than 60 days to protect shareholders from short-term investors. If your account incurred a redemption fee, your performance will be lower than the performance quoted. If you invest through a financial intermediary, it may apply the Fund’s redemption fee or other frequent trading restrictions.

Index returns are for illustration only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Investing involves risk including loss of principal. In addition to general risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-866-947-7000 or viewed and downloaded at www.causewayfunds.com. Read it carefully before investing.

The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway International Opportunities Fund	7

SCHEDULE OF INVESTMENTS (000)*

March 31, 2013 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
AFFILIATED MUTUAL FUNDS
Causeway Emerging Markets Fund, Institutional Class	624,635	$7,546
Causeway International Value Fund, Institutional Class 1	1,973,339	26,324

Total Affiliated Mutual Funds
(Cost $32,213) — 99.8%		33,870

SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.050% **	29,104	29

Total Short-Term Investment
(Cost $29) — 0.1%		29

Total Investments — 99.9%
(Cost $32,242)		33,899

Other Assets in Excess of Liabilities — 0.1%		24

Net Assets — 100.0%		$33,923

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2013.
1	The Fund’s investment in Institutional Class shares of Causeway International Value Fund represents greater than 75% of the Fund’s total investments. Causeway International Value Fund seeks long-term growth of capital and income. The semi-annual report as of March 31, 2013, for Causeway International Value Fund is attached to these financial statements. Further financial information on Causeway International Value Fund is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

The accompanying notes are an integral part of the financial statements.

8	Causeway International Opportunities Fund

SECTOR DIVERSIFICATION

As of March 31, 2013, the sector diversification was as follows (Unaudited):

Causeway International Opportunities Fund	% of Net Assets
Affiliated Mutual Funds	99.8%
Short-Term Investment	0.1

Other Assets in Excess of Liabilities	0.1

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	9

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

3/31/13
ASSETS:
Affiliated Investments at Value (Cost $32,213)	$33,870
Short-Term Investment at Value (Cost $29)	29
Prepaid Expenses	25
Receivable Due from Adviser	17
Receivable for Fund Shares Sold	12

Total Assets	33,953

LIABILITIES:
Payable for Affiliated Investment Securities Purchased	12
Payable due to Administrator	2
Payable for Shareholder Services Fees — Investor Class	1
Payable for Trustees’ Fees	1
Other Accrued Expenses	14

Total Liabilities	30

Net Assets	$33,923

NET ASSETS:
Paid-in-Capital (unlimited authorization — no par value)	$32,110
Undistributed Net Investment Income	1
Accumulated Net Realized Gain on Investments and Affiliated Investments	155
Net Unrealized Appreciation on Investments and Affiliated Investments	1,657

Net Assets	$33,923

Net Asset Value Per Share (based on net assets of $32,310,974 ÷ 2,729,567 shares) — Institutional Class	$11.84

Net Asset Value Per Share (based on net assets of $1,611,594 ÷ 136,432 shares) — Investor Class	$11.81

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

10	Causeway International Opportunities Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

10/01/12 to 3/31/13
INVESTMENT INCOME:
Dividend Income from Affiliated Investments	$693

Total Investment Income	693

EXPENSES:
Transfer Agent Fees	26
Registration Fees	21
Professional Fees	19
Printing Fees	11
Administration Fees	7
Custodian Fees	3
Trustees’ Fees	2
Shareholder Service Fees — Investor Class	1
Other Fees	2

Total Expenses	92

LESS:
Reimbursement of Other Expenses by Adviser	(76)

Net Expenses	16

Net Investment Income	677

Net Realized and Unrealized Gain on Affiliated Investments
Net Realized Gain on Sale of Affiliated Investments	158
Net Change in Unrealized Appreciation on Affiliated Investments	1,317

Net Increase in Net Assets Resulting from Operations	$2,152

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	11

STATEMENT OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

	10/1/12 to 3/31/13 (Unaudited)	10/1/11 to 9/30/12 (Audited)
OPERATIONS:
Net Investment Income	$677	$232
Net Realized Gain on Sale of Affiliated Investments	158	61
Net Change in Unrealized Appreciation on Affiliated Investments	1,317	1,568

Net Increase in Net Assets Resulting From Operations	2,152	1,861

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(665)	(238)
Investor Class	(11)	(5)

Total Dividends from Net Investment Income	(676)	(243)
Distributions from Net Capital Gains:
Institutional Class	(52)	(26)
Investor Class	(1)	—

Total Distributions from Net Capital Gains	(53)	(26)

Total Dividends and Distributions to Shareholders	(729)	(269)
Net Increase in Net Assets Derived from Capital Share Transactions(1)	17,052	6,337
Redemption Fees(2)	—	1

Total Increase in Net Assets	18,475	7,930

NET ASSETS:
Beginning of Period	15,448	7,518

End of Period	$33,923	$15,448

Undistributed Net Investment Income	$1	$—

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

12	Causeway International Opportunities Fund

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FINANCIAL HIGHLIGHTS

For the six months ended March 31, 2013 (Unaudited) and the periods ended September 30,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
Causeway International Opportunities Fund†
Institutional
2013(2)	11.15	0.30	0.66	0.96	(0.25)	(0.02)	(0.27)	—
2012	9.35	0.20	1.91	2.11	(0.28)	(0.03)	(0.31)	—
2011	10.67	0.05	(1.18)	(1.13)	(0.19)	—	(0.19)	—
2010(1)(2)	10.00	(0.01)	0.68	0.67	—	—	—	—
Investor
2013(2)	11.12	0.13	0.80	0.93	(0.22)	(0.02)	(0.24)	—
2012	9.32	0.10	1.98	2.08	(0.25)	(0.03)	(0.28)	—
2011	10.65	0.11	(1.27)	(1.16)	(0.17)	—	(0.17)	—
2010(1)(2)	10.00	(0.03)	0.68	0.65	—	—	—	—

(1)	Commenced operations on December 31, 2009.
(2)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway International Opportunities Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($) (000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Reimburse- ments) (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover Rate (%)

11.84	8.58	32,311	0.11	0.67	5.09	6
11.15	23.11	14,887	0.11	1.39	1.95	5
9 .35	(10.90)	7,351	0.11	2.74	0.46	5
10.67	6.70	1,409	0.11	11.69	(0.11)	3

11.81	8.38	1,612	0.36	0.95	2.30	6
11.12	22.84	561	0.36	1.61	0.95	5
9 .32	(11.13)	167	0.36	3.62	0.99	5
10.65	6.50	142	0.36	11.36	(0.36)	3

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway International Opportunities Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on December 31, 2009. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – The assets of the Fund consist of investments in affiliated investment companies and money market funds which are valued at their daily net asset values per share.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of March 31, 2013, all of the Fund’s investments are Level 1.

16	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. For the Fund there were no transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

For the six-months ended March 31, 2013, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six-months ended March 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax bene-

fits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as dividend income in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The

Causeway International Opportunities Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six-months ended March 31, 2013, the Fund did not retain any redemption fees.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is not paid any fees. The Fund invests primarily in Causeway International Value Fund and Causeway Emerging Markets Fund, which separately pay advisory fees to the Adviser. The Adviser has contractually agreed through January 31, 2014 to reimburse the Fund to the extent necessary to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 0.11% of Institutional Class and Investor Class average daily net assets. For the six-months ended

March 31, 2013, the Adviser reimbursed expenses of $76,372.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $10,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six-months ended March 31, 2013, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2013, approximately $122,000 of net assets were held by affiliated investors.

18	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2013, for the Fund were as follows:

Purchases (000)	Sales (000)
$18,462	$1,519

The following is a rollforward of affiliated investments as of March 31, 2013 (000):

	Causeway Emerging Markets Fund	Causeway International Value Fund
Beginning balance as of September 30, 2012	$3,415	$12,037
Purchases	4,054	14,408
Sales	(342)	(1,177)
Realized Gain	1	157
Unrealized Gain	418	899

Ending balance as of March 31, 2013 (Unaudited)	$7,546	$26,324

5.	Risks of Foreign Investing

Because Causeway International Value Fund and Causeway Emerging Markets Fund (the “underlying funds”) invest most of their assets in foreign securities, the Fund is subject to further risks. For example, the value of the underlying fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the underlying funds invest in securities denominated in foreign currencies, the underlying fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Causeway International Opportunities Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2012, and September 30, 2011 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2012	$231	$38	$269
2011	27	—	27

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Long-Term Capital Gains	$51
Unrealized Appreciation	339

Total Distributable Earnings	$390

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At March 31, 2013, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$32,242	$1,657	$—	$1,657

7.	Capital Shares Issued and Redeemed (000)

	Six-Month Period Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	1,453	$16,692	549	$6,022
Shares Issued in Reinvestment of Dividends and Distributions	61	716	28	264
Shares Redeemed	(119)	(1,376)	(29)	(308)

Increase in Shares Outstanding Derived from Institutional Class Transactions	1,395	16,032	548	5,978

Investor Class
Shares Sold	85	1,009	33	368
Shares Issued in Reinvestment of Dividends and Distributions	1	12	1	5
Shares Redeemed	—	(1)	(1)	(14)

Increase in Shares Outstanding Derived from Investor Class Transactions	86	1,020	33	359

Increase in Shares Outstanding from Capital Share Transactions	1,481	$17,052	581	$6,337

20	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

8.	Significant Shareholder Concentration

As of March 31, 2013, four of the Fund’s shareholders owned 94% of net assets in the Institutional Class.

9.	New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet – Disclosures about Offsetting Assets and Liabilities.” The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrange-

ments on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. Management has evaluated the implications of this update and does not believe the adoption will have a material impact on the financial statements.

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway International Opportunities Fund	21

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

22	Causeway International Opportunities Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Opportunities Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,085.80	0.11%	$0.57

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,024.38	0.11%	$0.56

Actual Portfolio Return
Investor Class	$1,000.00	$1,083.80	0.36%	$1.86

Hypothetical 5% Return
Investor Class	$1,000.00	$1,023.15	0.36%	$1.80

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

Causeway International Opportunities Fund	23

SUPPLEMENTAL FINANCIAL INFORMATION

CAUSEWAY INTERNATIONAL VALUE FUND:

SEMI-ANNUAL REPORT AS OF MARCH 31, 2013

24	Causeway International Opportunities Fund

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2013, Causeway International Value Fund’s Institutional Class returned 8.1% and the Investor Class returned 7.9%, compared to 12.2% for the MSCI EAFE Index (“EAFE Index”). Since the Fund’s inception on October 26, 2001, the Fund’s average annual total returns are 8.4% for the Institutional Class and 8.1% for the Investor Class, compared to 6.6% for the EAFE Index.

Performance Review

Persistent monetary support drove global equities higher during the six month period ended March 31, 2013. Bank of Japan (BoJ) Governor Kuroda pledged to do “whatever it takes” to pull the economy out of deflation in his first Diet testimony, echoing the July 2012 statements of European Central Bank (ECB) President Mario Draghi before he unveiled the Outright Monetary Transactions (OMT) policy. The OMT has been such a powerful tool that the ECB achieved a huge easing in domestic financial conditions without having to buy any bonds. It is important to keep in mind that the OMT is not an unconditional program. Rather, it relies on peripheral countries willing and able to meet the requirements that the ECB imposes in exchange for its support. The BoJ, under the new administration, is attempting to create inflationary expectations to stimulate demand-led growth. The hope is that consumers, accustomed to price deflation, will reverse their longstanding behavior and in short order become profligate in anticipation of rising prices. Such an experiment is unproven and fraught with challenges, especially given the staggeringly high level of Japanese government debt. Japan’s gross debt is approximately 210% of gross domestic product and rising.

Currency exchange rates proved to be a headwind for US dollar-based investors’ overseas assets — the US dollar appreciated dramatically versus the Japanese yen, and to a lesser degree versus the British pound. The best performing developed equity markets this period included Greece, Switzerland, Japan, Australia, and Finland. The biggest laggards included Italy (the only developed equity market in negative territory), Norway, and Israel, as well as two markets that are not EAFE Index constituents but are part of our investable universe: South Korea and Canada. The best performing sectors in the MSCI EAFE Index were consumer discretionary, financials, information technology, and health care. The worst performing sector was energy (the only sector in negative territory), followed by utilities, telecommunication services, and materials.

Due to several stock-specific detractors and an underweight to the rising Japanese market, the Fund underperformed the MSCI EAFE Index during the period. Fund holdings in the capital goods, energy, insurance, food, beverage & tobacco, and consumer durables & apparel industry groups detracted the most from the relative performance of the Fund versus the EAFE Index. Fund holdings in the materials, pharmaceuticals & biotechnology, utilities, telecommunication services, and media industry groups contributed to relative performance.

26	Causeway International Value Fund

The largest individual detractors from absolute performance over the period included plant construction engineering company, JGC (Japan), infrastructure engineer & construction company, Balfour Beatty (United Kingdom), mail and parcel delivery provider, PostNL (Netherlands), energy services firm, Petrofac (United Kingdom), and oil & gas exploration & production company, BG Group (United Kingdom). The top individual contributors to absolute performance included automobile manufacturer, Toyota Motor (Japan), media & publishing company, Reed Elsevier (Netherlands), flavors & fragrances ingredients provider, Givaudan (Switzerland), and two pharmaceutical giants, Novartis (Switzerland) and Sanofi-Aventis (France).

Significant Portfolio Changes

Several new positions were initiated during the period. Some of the more significant new holdings are two integrated energy producers, Royal Dutch Shell (United Kingdom) and Imperial Oil (Canada), industrial conglomerate & electronics manufacturer, Hitachi (Japan), and automobile & truck manufacturer, Daimler (Germany). In addition, we added to several existing positions as their risk-adjusted upside ranked more competitively. Notable increased exposures to existing positions included two financial firms, UBS (Switzerland) and BNP Paribas (France) as well as two mobile telecommunication services providers, Vodafone (United Kingdom) and KDDI (Japan). Reductions in specific holdings typically occur because the risk-adjusted expected return no longer ranks competitively relative to other investment candidates. The most significant sales during the period included natural gas power utility, Enagas (Spain), automobile manufacturer, Honda Motor (Japan), robotics and automation equipment manufacturer, Fanuc (Japan), industrial gas supplier, Air Liquide (France), and financial services exchange, Deutsche Boerse (Germany).

Investment Outlook

Our risk-adjusted ranking of the most attractive Causeway International Value Fund candidates indicates a more muted return for developed markets equities in 2013 versus 2012. In addition to scouring industries for laggards with restructuring potential, we are working to position the Fund for any pullback in markets. Our proprietary risk model generates a forecast of the prospective risk, defined as beta (or sensitivity to the benchmark index), of the Fund’s portfolio. We have reduced this prospective beta modestly and can take portfolio prospective beta even lower if this rally leads investors to indiscriminately buy stocks without adequate valuation support.

The current surge in Japanese equities is a consequence of the yen’s decline and the anticipation of aggressive monetary policy from the BoJ. In our opinion, for Japanese equities to sustain their momentum, the country needs deep-seated structural reform, including fiscal and tax reforms, liberalization of trade and labor markets, and de-regulation. Absent meaningful reform that leads to sustainably higher returns on employed capital, today’s Japanese equity market rally may prove to be a warm weekend in a long winter, and again disappoint investors. We remain committed to investing in

Causeway International Value Fund	27

stocks globally based on valuation and the fundamental underpinnings of companies’ operating profitability. To the extent that we can convince ourselves that management of Japanese companies will improve meaningfully, causing higher returns on capital to accrue to minority shareholders, we will willingly participate. Absent that reform, we will not take the risk of investing in a momentum-led rally that appears unsustainable over the long-term. Instead, we are finding some of the most compelling risk-adjusted opportunities in sectors which have lagged the substantial recovery of global equity markets since bottoming in March 2009. Three sectors where we remain meaningfully overweight compared to the benchmark include materials, energy, and industrials.

Regardless of stock markets’ levels, restructuring opportunities invariably appear in our weekly screens. Among other things, we look for newly-hired senior management that is focused on shedding underperforming units and restoring value accretion (generating returns above the cost of capital). As long as these lagging companies have the financial wherewithal to withstand competitive pressures and pay shareholders with cash dividends, we can wait patiently for the new strategy to take hold. In addition to seeking competitive returns, we strive to manage overall portfolio volatility (defined as the standard deviation of returns). Our primary tool to manage risk comes from portfolio diversification across an array of risk factors. We are confident our investment process, combining fundamental and quantitative analysis, should continue to benefit the Fund over full market cycles.

Additional Portfolio Managers

Effective April 1, 2013, we promoted Foster Corwith and Alessandro Valentini to portfolio manager for the Fund and the investment adviser’s international and global value equity clients. Mr. Corwith is a director of the investment adviser and is responsible for research in the global industrials and consumer sectors. Mr. Corwith joined the firm in July 2006. During the summer of 2005, Mr. Corwith was a research associate at Deutsche Asset Management, where he was responsible for researching consumer staples companies. From 2003 to 2004, Mr. Corwith was a project manager in the Corporate Services group of The Bank of New York, where he oversaw the integration of trading platforms for 200 broker-dealer clients acquired during the firm’s merger with Mellon Financial. From 2001-2003, Mr. Corwith was an analyst in Credit Suisse First Boston’s prime brokerage unit, where he worked as a liaison between the group’s security lending, technology, and account management groups. From 2000-2001, Mr. Corwith was a management trainee at Donaldson Lufkin & Jenrette, working with the equity research team. Mr. Corwith has an MBA from the University of Chicago, a BA, cum laude, from Tufts University, and is a CFA charterholder.

Alessandro Valentini is a director of the investment adviser and is responsible for research in the in the global health care and financials sectors. Mr. Valentini joined the firm in July 2006. During the summer of 2005, Mr. Valentini worked as a research analyst at Thornburg Investment Management, where he conducted fundamental research for the International Value Fund and the Value Fund, focusing on the European telecommunication and Canadian oil sectors. From 2000 to 2004, Mr. Valentini worked as a

28	Causeway International Value Fund

financial analyst at Goldman Sachs in the European Equities Research-Sales division in New York. Mr. Valentini has an MBA from Columbia Business School, with honors, an MA in Economics from Georgetown University and a BS, magna cum laude, from Georgetown University. Mr. Valentini was inducted into the Beta Gamma Sigma honors society, is a Phi Beta Kappa member, and is a CFA charterholder.

We thank you for your continued confidence in Causeway International Value Fund, and look forward to serving you in the future.

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Kevin Durkin	Conor Muldoon
Portfolio Manager	Portfolio Manager	Portfolio Manager

Foster Corwith	Alessandro Valentini
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice regarding any stock. These views and the portfolio holdings are subject to change. There is no guarantee that any forecasts made will come to pass.

As of 3/31/13, average annual total returns for the Institutional Class were 9.22% (one year), 1.08% (five year), 11.14% ten year, and 8.40% (since inception), and for the Investor Class were 8.90% (one year), 6.64% (five year), 10.88% ten year, and 8.14% (since inception). Inception was 10/26/01.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be lower than the performance quoted. Returns greater than one year are average annual total returns. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. All information is as of the date shown. Investment performance may reflect contractual fee waivers and reimbursements in effect. In the absence of such fee waivers and reimbursements, total return would be reduced. The expense ratios, as disclosed in the Fund’s prospectus dated January 28, 2013, for Investor Class shares is 1.24% and for Institutional Class shares is 0.99%.

The Fund offers two classes of shares. Investor Class shares charge a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares charge no shareholder service fee. For more information, please see the prospectus.

Causeway International Value Fund	29

There is no guarantee that the Causeway Funds will meet their stated objectives. The Funds are available to U.S. investors only. There is a 2% redemption fee on shares held less than 60 days to protect shareholders from short-term investors. If your account incurred a redemption fee, your performance will be lower than the performance quoted. If you invest through a financial intermediary, it may apply the Fund’s redemption fee or other frequent trading restrictions.

Index returns are for illustration only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Investing involves risk including loss of principal. In addition to general risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-866-947-7000 or viewed and downloaded at www.causewayfunds.com. Read it carefully before investing.

The MSCI EAFE® Index is an arithmetical average weighted by market value of the performance of approximately 1,000 non-U.S. companies representing 22 stock markets in Europe, Australasia, New Zealand and the Far East. The Index is gross of withholding taxes and assumes reinvestment of dividends and capital gains.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

30	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)*

March 31, 2013 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
COMMON STOCK
Canada — 0.9%
Imperial Oil Ltd.	481,000	$19,660

France — 10.9%
AXA SA	1,139,531	19,588
BNP Paribas	812,377	41,696
Legrand SA	920,198	40,129
Sanofi-Aventis SA	585,051	59,448
Technip SA	246,701	25,292
Total SA	874,196	41,860

		228,013

Germany — 12.9%
Bayer AG	331,396	34,184
Daimler AG	723,036	39,339
Deutsche Boerse AG	318,779	19,306
Deutsche Post AG	879,656	20,268
Linde AG	296,578	55,144
Muenchener Rueckversicherungs AG	141,539	26,471
SAP AG	311,027	24,918
Siemens AG	470,082	50,634

		270,264

Hong Kong — 3.2%
China Merchants Holdings International Co. Ltd.	3,046,000	9,987
CNOOC Ltd.	17,930,000	34,462
Yue Yuen Industrial Holdings Ltd.	6,950,533	22,653

		67,102

Ireland — 2.1%
Ryanair Holdings PLC ADR	593,600	24,800
Smurfit Kappa Group PLC	1,187,788	19,474

		44,274

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	31

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2013 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
Italy — 1.2%
Snam Rete Gas SpA	5,632,658	$25,675

Japan — 13.9%
Bank of Yokohama Ltd.	2,096,000	12,113
Hitachi Ltd.	3,376,000	19,581
JGC Corp.	1,474,000	37,674
KDDI Corp.	1,571,800	65,537
Shin-Etsu Chemical Co. Ltd.	541,400	35,716
Sony Financial Holdings Inc.	1,129,600	16,800
Sumitomo Mitsui Financial Group Inc.	120,200	4,903
Tokyo Electron Ltd.	730,000	30,942
Toyota Motor Corp.	1,314,000	67,350

		290,616

Netherlands — 7.3%
Akzo Nobel NV	1,064,240	67,555
PostNL NV	4,476,007	8,951
Reed Elsevier NV	4,421,783	75,754

		152,260

Portugal — 0.3%
EDP - Energias de Portugal SA	1,776,742	5,471

Singapore — 2.8%
SembCorp Industries Ltd.	3,629,000	15,185
SembCorp Marine Ltd.	6,464,000	23,086
Singapore Airlines Ltd.	2,319,000	20,323

		58,594

South Korea — 1.5%
KT&G Corp.	469,277	31,845

Spain — 1.4%
Tecnicas Reunidas SA	628,736	29,461

The accompanying notes are an integral part of the financial statements.

32	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2013 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
Sweden — 1.3%
Skandinaviska Enskilda Banken AB, Class A	2,708,644	$27,205

Switzerland — 10.9%
Givaudan SA	34,458	42,324
Novartis AG	840,850	59,744
Roche Holding AG	182,185	42,413
UBS AG	3,146,978	48,234
Zurich Insurance Group AG	132,017	36,742

		229,457

United Kingdom — 24.4%
Aviva PLC	6,809,027	30,645
Balfour Beatty PLC	5,515,172	19,676
Barclays PLC	6,666,147	29,491
BG Group PLC	2,136,966	36,659
British American Tobacco PLC	1,060,989	56,860
HSBC Holdings PLC	4,844,121	51,171
Lloyds Banking Group PLC	6,630,217	4,905
Michael Page International PLC	3,222,460	20,653
Petrofac Ltd.	1,354,747	29,498
Rexam PLC	3,870,087	31,019
Rio Tinto PLC	677,615	31,763
Rolls-Royce Group PLC	2,262,064	38,839
Royal Dutch Shell PLC, Class A	950,874	30,760
TESCO PLC	9,391,157	54,445
Vodafone Group PLC	16,301,065	46,219

		512,603

Total Common Stock
(Cost $1,794,560) — 95.0%		1,992,500

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	33

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2013 (Unaudited)

Causeway International Value Fund	Face Amount (000)	Value
SHORT-TERM INVESTMENT
BNY Mellon Cash Reserve, Demand Deposit 0.010%, 04/01/13**	$103,025	$103,025

Total Short-Term Investment
(Cost $103,025) — 4.9%		103,025

Total Investments — 99.9%
(Cost $1,897,585)		2,095,525

Other Assets in Excess of Liabilities — 0.1%		1,417

Net Assets — 100.0%		$2,096,942

*	Except for share data.
**	The rate reported is the 7-day simple yield as March 31, 2013.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

34	Causeway International Value Fund

SECTOR DIVERSIFICATION

As of March 31, 2013, the sector diversification was as follows (Unaudited):

Causeway International Value Fund	% of Net Assets

Financials	17.6%

Industrials	15.8

Materials	13.5

Energy	11.8

Consumer Discretionary	9.8

Health Care	9.3

Consumer Staples	6.8

Telecommunication Services	5.3

Information Technology	3.6

Utilities	1.5

Total	95.0

Short-Term Investment	4.9

Other Assets in Excess of Liabilities	0.1

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	35

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY INTERNATIONAL VALUE FUND

3/31/13
ASSETS:
Investments at Value (Cost $1,897,585)	$2,095,525
Receivable for Fund Shares Sold	8,572
Receivable for Dividends	7,619
Receivable for Tax Reclaims	4,047
Foreign Currency (Cost $2,695)	2,704
Receivable for Investment Securities Sold	1,693
Prepaid Expenses	116
Unrealized Appreciation on Spot Foreign Currency Contracts	55

Total Assets	2,120,331

LIABILITIES:
Payable for Investment Securities Purchased	19,524
Payable for Fund Shares Redeemed	1,510
Payable Due to Adviser	1,412
Payable for Shareholder Services Fees — Investor Class	287
Payable for Trustees’ Fees	104
Payable due to Administrator	93
Other Accrued Expenses	459

Total Liabilities	23,389

Net Assets	$2,096,942

NET ASSETS:
Paid-in-Capital (unlimited authorization — no par value)	$2,319,503
Undistributed Net Investment Income	16,887
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(437,305)
Net Unrealized Appreciation on Investments	197,940
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(83)

Net Assets	$2,096,942

Net Asset Value Per Share (based on net assets of $1,548,298,127 ÷ 116,038,564 shares) — Institutional Class	$13.34

Net Asset Value Per Share (based on net assets of $548,643,376 ÷ 41,392,998 shares) — Investor Class	$13.25

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

36	Causeway International Value Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY INTERNATIONAL VALUE FUND

10/01/12 to 3/31/13
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $2,208)	$25,571

Total Investment Income	25,571

EXPENSES:
Investment Advisory Fees	7,625
Shareholder Service Fees — Investor Class	649
Administration Fees	511
Custodian Fees	302
Transfer Agent Fees	244
Trustees’ Fees	123
Professional Fees	112
Printing Fees	99
Pricing Fees	26
Registration Fees	25
Other Fees	105

Total Expenses	9,821

Net Investment Income	15,750

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain from Security Transactions	4,523
Net Realized Loss from Foreign Currency Transactions	(4,439)
Net Change in Unrealized Appreciation on Investments	128,648
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	1,853

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	130,585

Net Increase in Net Assets Resulting from Operations	$146,335

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	37

STATEMENT OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL VALUE FUND

	10/1/12 to 3/31/13 (Unaudited)	10/1/11 to 9/30/12 (Audited)
OPERATIONS:
Net Investment Income	$15,750	$34,223
Net Realized Gain (Loss) from Security Transactions	4,523	(1,150)
Net Realized Gain (Loss) from Foreign Currency Transactions	(4,439)	6,866
Net Change in Unrealized Appreciation on Investments	128,648	275,708
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	1,853	(2,547)

Net Increase in Net Assets Resulting From Operations	146,335	313,100

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(29,047)	(33,987)
Investor Class	(10,263)	(12,203)

Total Dividends from Net Investment Income	(39,310)	(46,190)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	347,423	66,640
Redemption Fees(2)	47	30

Total Increase in Net Assets	454,495	333,580

NET ASSETS:
Beginning of Period	1,642,447	1,308,867

End of Period	$2,096,942	$1,642,447

Undistributed Net Investment Income	$16,887	$40,447

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

38	Causeway International Value Fund

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FINANCIAL HIGHLIGHTS

For the six months ended March 31, 2013 (Unaudited) and years ended September 30,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL VALUE FUND†
Institutional
2013(1)	12.60	0.11	0.91	1.02	(0.28)	—	(0.28)	—
2012	10.50	0.28	2.20	2.48	(0.38)	—	(0.38)	—
2011	11.86	0.42	(1.59)	(1.17)	(0.19)	—	(0.19)	—
2010	11.30	0.18	0.57	0.75	(0.19)	—	(0.19)	—
2009	12.14	0.20	(0.08)	0.12	(0.51)	(0.45)	(0.96)	—
2008	21.85	0.42	(5.68)	(5.26)	(0.45)	(4.00)	(4.45)	—
Investor
2013(1)	12.51	0.09	0.90	0.99	(0.25)	—	(0.25)	—
2012	10.42	0.23	2.21	2.44	(0.35)	—	(0.35)	—
2011	11.77	0.27	(1.46)	(1.19)	(0.16)	—	(0.16)	—
2010	11.23	0.15	0.56	0.71	(0.17)	—	(0.17)	—
2009	12.05	0.18	(0.07)	0.11	(0.48)	(0.45)	(0.93)	—
2008	21.71	0.39	(5.64)	(5.25)	(0.41)	(4.00)	(4.41)	—

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

40	Causeway International Value Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($) (000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

13.34	8.09	1,548,298	0.96	1.72	14
12.60	24.29	1,204,193	0.99	2.37	21
10.50	(10.05)	932,175	0.99	3.30	39
11.86	6.71	1,029,606	0.98	1.62	32
11.30	4.28	1,110,262	0.99	2.29	47
12.14	(29.24)	1,548,542	0.91	2.56	29

13.25	7.94	548,644	1.21	1.46	14
12.51	24.07	438,254	1.24	2.04	21
10.42	(10.28)	376,692	1.23	2.15	39
11.77	6.38	893,899	1.22	1.39	32
11.23	4.07	1,038,465	1.23	2.07	47
12.05	(29.40)	1,002,473	1.15	2.38	29

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	41

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway International Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the

42	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include

Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of March 31, 2013, all of the Fund’s investments in securities were considered Level 1.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market – based inputs in place of closing exchange prices due to events occurring after foreign market closures.

For the six-months ended March 31, 2013, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position.

Tax positions not deemed to meet the more likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as

Causeway International Value Fund	43

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six-months ended March 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers

44	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. The Fund’s redemption fee also does not apply to shares redeemed by Causeway International Opportunities Fund, which is an affiliated fund-of-funds that invests in the Fund. For the six-months ended March 31, 2013, the Fund retained $47,179 in redemption fees.

Cash Equivalents – Idle cash may be swept into various money market sweep accounts and is classified as Cash Equivalents on the Statement of Assets and Liabilities. Amounts invested are generally available on the same business day.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the statement of operations. For the six-months ended March 31, 2013, the Fund received commission recapture payments of $21,130.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2014 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the six-months ended March 31, 2013.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $165,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six-months ended March 31, 2013, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

Causeway International Value Fund	45

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2013, for the Fund were as follows:

Purchases (000)	Sales (000)
$514,857	$251,746

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net real-

ized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2012, and September 30, 2011 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2012	$46,190	$—	$46,190
2011	28,914	—	28,914

As of September 30, 2012, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$38,591
Capital Loss Carryforwards	(418,562)
Unrealized Appreciation	55,770
Post October Losses	(7,241)
Other Temporary Differences	1,856

Total Accumulated Losses	$(329,586)

46	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Post-October losses represent losses realized on securities transactions from November 1, 2011 through September 30, 2012 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards incurred before the effective date of the Regulated Investment Company Modernization Act of 2012 represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2012 (000):

Expiring in Fiscal Year	Amount
2018	$416,778

Total capital loss carryforwards	$416,778

For the year ended September 30, 2012, the Fund did not use any capital loss carryforwards.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Losses carried forward under these new provisions are as follows:

	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)
Causeway International Value Fund	$1,784	$—	$1,784

Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At March 31, 2013, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$1,897,585	$320,888	$(122,948)	$197,940

Causeway International Value Fund	47

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

7.	Capital Shares Issued and Redeemed (000)

	Six-Month Period Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	26,378	$343,959	22,104	$259,468
Shares Issued in Reinvestment of Dividends and Distributions	2,030	26,739	2,924	31,171
Shares Redeemed	(7,904)	(104,573)	(18,299)	(214,999)

Increase in Shares Outstanding Derived from Institutional Class Transactions	20,504	266,125	6,729	75,640

Investor Class
Shares Sold	14,645	189,757	14,469	163,997
Shares Issued in Reinvestment of Dividends and Distributions	750	9,820	1,120	11,875
Shares Redeemed	(9,025)	(118,279)	(16,709)	(184,872)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	6,370	81,298	(1,120)	(9,000)

Increase in Shares Outstanding from Capital Share Transactions	26,874	$347,423	5,609	$66,640

8.	Significant Shareholder Concentration

As of March 31, 2013, one of the Fund’s shareholders owned 16% of net assets in the Institutional Class and two of the Fund’s shareholders owned 74% of net assets in the Investor Class. The shareholders are comprised of omnibus accounts that are held on behalf of various individual shareholders.

9.	New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet – Disclosures about Offsetting Assets and Liabilities.” The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. Management has evaluated the implications of this update and does not believe the adoption will have a material impact on the financial statements.

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

48	Causeway International Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway International Value Fund	49

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Value Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,080.90	0.96%	$4.99

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.14	0.96%	$4.84

Actual Portfolio Return
Investor Class	$1,000.00	$1,079.40	1.21%	$6.28

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.90	1.21%	$6.09

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

50	Causeway International Value Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission website at http://www.sec.gov, and may be reviewed and copied at the Commission Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 7, 2013

By	/s/ Michael Lawson
Michael Lawson, Treasurer

Date: June 7, 2013